Exhibit 99.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
          This Fourth Amendment to Credit Agreement, dated as of September 29, 2006 (this “Amendment”), is executed and delivered by BEARINGPOINT, INC., a Delaware corporation (“BearingPoint”), BEARINGPOINT, LLC, a Delaware limited liability company (“BE LLC” and, together with BearingPoint, “Borrowers” and each individually, a “Borrower”), the Guarantors party hereto, the Lenders (as such term is defined below) and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
     WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 19, 2005, as amended by the First Amendment thereto, dated as of December 21, 2005, by the Second Amendment thereto, dated as of March 30, 2006, and by the Third Amendment thereto, dated as of July 19, 2006 (as such agreement may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, Borrowers, the Guarantors, Administrative Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;
     WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;
     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.
2. Amendments.
     2.1. Annual Reports. Section 5.01(a) of the Credit Agreement is amended by deleting the words “With respect to fiscal year 2005, not later than September 30, 2006” and replacing them with the words:
“With respect to fiscal year 2005, not later than October 31, 2006”
     2.2. SEC Filings and Satisfactory Collateral Systems. Section 5.01(j)(iii), (iv) and (v) of the Credit Agreement is amended and restated in its entirety, as follows:
"(iii) On or before October 31, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;

3. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, Borrowers hereby, jointly and severally, represent and warrant that:
     3.1. The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment and the performance by each Borrower and each other Loan Party of its obligations under the Credit Agreement, as amended hereby, and under the other Loan Documents (i) are within its corporate or limited liability company power, as the case may be; (ii) have been duly authorized by all necessary corporate or limited liability company action, as the case may be; and (iii) are not in contravention of any provision of its certificate or articles of incorporation, certificate of formation, by-laws, operating agreement or other organizational documents.
     3.2. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.
     3.3. The Credit Agreement, as amended hereby, and each other Loan Document constitutes a legal, valid and binding obligation of each Borrower and each other Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:
     4.1. Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Lenders.
     4.2. BearingPoint shall have delivered to the Administrative Agent a current draft of its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, it being understood by each of the Administrative Agent and the Lenders that the financial statements and footnotes accompanying such draft Form 10-K have not been updated to reflect the events disclosed in the Form 8-K filed by BearingPoint with the Securities and Exchange Commission on September 26, 2006.
     4.3. BearingPoint shall have delivered to the Administrative Agent cash flow projections for BearingPoint and the other Loan Parties on a consolidated basis for the period ending November 3, 2006.
     4.4. Borrowers shall have paid to the Administrative Agent a nonrefundable amendment fee for the ratable account of those Lenders who consent to this Amendment, evidenced by their timely delivery to the Administrative Agent of an executed counterpart signature page hereto, in an amount equal to five-hundredths of one percent (i.e., 0.05%) of the aggregate Commitments of such consenting Lenders;
provided, however, that each of the Administrative Agent and Lenders acknowledges that the draft Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005 provided

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pursuant to section 4.2 of this Amendment and the cash flow projections for Bearingpoint and the other Loan Parties on a consolidated basis for the period ending November 3, 2006 provided pursuant to section 4.3 of this Amendment are preliminary and unaudited, and are based on reasonable estimates and assumptions made by management in good faith and, subject to the qualification set forth in section 4.2 of this Amendment, are based upon the best information available to the Borrowers as of the date of delivery thereof and that actual results may vary from the drafts provided to the Administrative Agent.
5. No Other Amendments; Reaffirmation of Credit Agreement and Loan Documents.
     5.1. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, modified or supplemented from time to time.
     5.2. Each Loan Party hereby reaffirms that (a) the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and (b) the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.
6. Release. Each of the Loan Parties hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Indemnitee from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Loan Party ever had, now has or might hereafter have against the Administrative Agent, any Lender or any other Indemnitee which relate, directly or indirectly, to any acts or omissions of the Administrative Agent, any Lender or any other Indemnitee on or prior to the date hereof.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.
8. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).
9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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[Signature Pages Follow]

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     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS:

BEARINGPOINT, INC.

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

BEARINGPOINT, LLC

By: BEARINGPOINT, INC., as managing member

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

FOURTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT AMERICAS, INC.
BEARINGPOINT GLOBAL, INC.
BEARINGPOINT GLOBAL OPERATIONS, INC.
BEARINGPOINT GUAM L.L.C.
BEARINGPOINT INTERNATIONAL I, INC.
BEARINGPOINT USA, INC.
METRIUS, INC.
OAD ACQUISITION CORP.
OAD GROUP, INC.
PEATMARWICK, INC.
SOFTLINE ACQUISITION CORP.
SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

BEARINGPOINT ENTERPRISE HOLDINGS, LLC
BEARINGPOINT ISRAEL, LLC
BEARMGPOINT RUSSIA, LLC
BEARINGPOINT SOUTH PACIFIC, LLC
BEARINGPOINT SOUTHEAST ASIA, LLC
BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC
i2 MID ATLANTIC LLC
i2 NORTHWEST LLC
PELOTON HOLDINGS, L.L.C.

By: BEARINGPOINT, L.L.C., as managing member
By: BEARINGPOINT, INC., as managing member

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

FOURTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT BG, LLC.

By: BEARINGPOINT GLOBAL OPERATIONS, INC., as managing member

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

BEARINGPOINT PUERTO RICO, LLC

By: BEARINGPOINT AMERICAS, INC., as managing member

By:	/s/ Robert A. Sandberg

Name:	Robert A. Sandberg

Title:	Treasurer

FOURTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH,
as Administrative Agent and an Issuing Bank

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow

Title:	Director
Banking Products
Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC,
as Swingline Lender and a Revolving Lender

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow

Title:	Director Banking Products Services, US

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director Banking Products Services, US

FOURTH AMENDTMENT TO BREARINGPOINT CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a Revolving Lender

By:	/s/ Steven B. Flowers

Name:	Steven B. Flowers

Title:	Duly Authorized Signatory

FOURTH AMENDTMENT TO BREARINGPOINT CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC, as a Revolving Lender and an Issuing Bank

By:	/s/ Maged Ghebrial

Name:	Maged Ghebrial

Title:	Vice President

FOURTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Revolving Lender

By:	/s/ Andrew C. Sepe

Name:	Andrew C. Sepe

Title:	Vice President

FOURTH AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT